Note 19 - Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]
Note 19 - Commitments and Contingencies

Lease Commitment

The Company has entered into several lease agreements for office, warehouse and showroom space. Total rental expense for the years ended December 31, 2011 and 2010, was $193,700 (including the rental expense of Diamond Bar from the acquisition date through December 31, 2011) and $13,200, respectively. The estimated annual rental expense for lease commitment is as follows:

Year	Amount
2012	$322,000
2013	427,000
Total	$749,000

Capital Contribution
Nova Dongguan’s total registered capital is $20 million. As of December 31, 2011 and 2010, Nova Dongguan has received $11.89 million and $10.90 million in capital contributions, respectively. The remaining $8.11 million of additional capital contribution is due by June 30, 2012. The Company may apply for an extension of the payment period or reduction of the capital contribution requirement, if needed, as allowed by PRC regulations for foreign-invested enterprises. If the Company does not receive an extension or reduction of registered capital, and is unable to make the required capital contribution to registered capital, Nova Dongguan may be subject to a negotiated penalty related to the unsatisfied portion of registered capital.

Employment Agreements

On June 30, 2011, the Company entered into one-year employment agreements with Ya Ming Wong and Yuen Ching Ho to serve as the Company’s Chief Executive Officer and Chief Financial Officer, respectively. The agreements provide for annual salaries of $100,000 and $80,000, respectively, and annual bonuses at the sole discretion of the Board of Directors.

On June 30, 2011, the Company entered into a one-year employment agreement with Thanh H. Lam to serve as the Company’s president. The agreement, as amended effective as of September 1, 2011, provides for an annual salary of $80,000 and an annual bonus at the sole discretion of the Board.